                               ------------------
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                               ------------------



May 21, 2004                                               1ST QUARTER REPORT
To Our Shareholders:                                           March 31, 2004

Mairs and Power Growth Fund registered a return of 4.9% for the first quarter of the year which compares favorably with returns of 1.7% for the Standard & Poor's 500 Stock Index and -0.4% for the Dow Jones Industrial Average. The average domestic stock fund had a return of 3.0% for the period. Our ten year average annual return of 17.8% again placed us on the WALL STREET JOURNAL list of the fifty best performing mutual funds for the past ten year period ending March 31 and within that list we ranked 8th among diversified stock funds. Our fifteen-year average annual return of 17.1% ranked 3rd among all domestic stock funds according to a similar study in the April 12th issue of BARRONS. The Fund was featured in the April 23rd issue of INVESTORS BUSINESS DAILY as the fourth best performing diversified stock fund over the past twenty years with an average annual return of 16.0%.

The U.S. economy continued to grow at a brisk clip in the first quarter with GDP advancing at a 4.2% annual rate, following a 4.1% pace in the fourth quarter of last year. Strength was broadly based, led by consumer spending, which accounts for 70 percent of the economy and grew at a 3.8% annual rate. Business spending grew at a 7.2% annual rate which reflects growing optimism on the part of management. Economists generally believe that 4% growth, which is well above trend line, will continue for the balance of the year. With the economy now showing sustained strength, the question among investors is when and by how much the Federal Reserve will lift short-term interest rates. Strong productivity growth has limited the increase in labor costs and intense competition is preventing most companies from boosting their prices. However, Chairman Alan Greenspan has stated that "the federal funds rate must rise at some point to prevent pressures on prices from eventually emerging." The main factor allowing the Fed to be patient this year has been the economy's large amount of slack in terms of unused labor and production
capacity.   But with the federal funds rate at a 46 year low of 1%, a gradual increase is inevitable and we share the consensus view that the first increase will be announced on June 30, followed by further increases over the balance of the year.

The recent trend in corporate earnings has been most impressive. After reaching a record high in 2000, earnings declined sharply during the next two years but rebounded broadly and reached a new record level in 2003. In the first quarter of this year, earnings rose an estimated 25%, with 75% of the companies reporting higher than projected earnings. While this growth will moderate over the balance of the year, earnings for the full year are expected to rise 15% or better. The sharp earnings decline experienced by many companies has forced management to become more disciplined in many of their practices. This has resulted in higher levels of efficiency and improved cash management. Business inventories are now at historically low levels in relation to sales, even after adjusting for the long-term trend toward leaner stockpiles. Inventories will have to be rebuilt which will help sustain economic growth over the balance of the year. The stock market began the year on a firm footing but stalled in mid-February and subsequently reversed the earlier gains, largely in response to geo-political concerns about Iraq and the Middle East as well as terrorism. While these concerns will continue, the direction of the market will ultimately be determined by the level of corporate earnings which are showing sustained strength.

                                                   George A. Mairs, President
                                                   William B. Frels, Co-Manager

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2004

NUMBER OF SHARES                      COMMON STOCKS                       MARKET VALUE
----------------   --------------------------------------------------   ----------------
                   BASIC INDUSTRIES  12.4%
         728,100   BMC Industries, Inc.*                                $         94,653
       1,700,000   Bemis Company, Inc.                                        44,200,000
       1,830,000   Ecolab, Inc.                                               52,209,900
       1,280,000   H. B. Fuller                                               36,403,200
       1,030,000   The Valspar Corporation                                    50,706,900
                                                                        ----------------
                                                                             183,614,653
                                                                        ----------------
                   CAPITAL GOODS  12.3%
       1,780,000   Donaldson Company, Inc.                                    47,223,400
       1,563,993   Graco Inc.                                                 45,527,836
       1,183,000   MTS Systems Corporation                                    32,733,610
         960,000   Pentair, Inc.                                              56,640,000
                                                                        ----------------
                                                                             182,124,846
                                                                        ----------------
                   CONSUMER CYCLICAL  8.6%
       1,700,000   Target Corporation                                         76,568,000
         837,600   The Toro Company                                           51,931,200
                                                                        ----------------
                                                                             128,499,200
                                                                        ----------------
                   CONSUMER STAPLE  11.4%
       1,080,000   General Mills, Inc.                                        50,414,400
       1,730,000   Hormel Foods Corporation                                   50,740,900
         980,000   International Multifoods Corp.*                            24,225,600
       1,440,000   SUPERVALU Inc.                                             43,977,600
                                                                        ----------------
                                                                             169,358,500
                                                                        ----------------
                   DIVERSIFIED  6.3%
       1,330,000   General Electric Company                                   40,591,600
         646,000   3M Company                                                 52,888,020
                                                                        ----------------
                                                                              93,479,620
                                                                        ----------------
                   FINANCIAL  15.6%
       1,070,000   St. Paul Companies, Inc.                                   42,810,700
       1,160,000   TCF Financial Corporation                                  59,241,200
       2,060,000   U.S. Bancorp                                               56,959,000
       1,280,000   Wells Fargo & Company                                      72,537,600
                                                                        ----------------
                                                                             231,548,500
                                                                        ----------------
                   HEALTH CARE  19.4%
       1,020,000   Baxter International, Inc.                                 31,507,800
         960,000   Johnson & Johnson                                          48,691,200
       1,390,000   Medtronic, Incorporated                                    66,372,500
         560,000   Merck & Co.                                                24,746,400
       1,560,000   Pfizer Inc.                                                54,678,000
         640,000   St. Jude Medical, Inc. *                                   46,144,000
         410,000   Techne Corp. *                                             16,732,100
                                                                        ----------------
                                                                             288,872,000
                                                                        ----------------
                   TECHNOLOGY  10.2%
       2,200,000   ADC Telecommunications Inc. *                               6,380,000
       1,960,000   Ceridian *                                                 38,631,600
       1,200,000   Corning, Inc. *                                            13,416,000
       1,287,030   eFunds Corp. *                                             21,107,292
         710,000   Emerson Electric Co.                                       42,543,200
         880,000   Honeywell International Inc.                               29,788,000
                                                                        ----------------
                                                                             151,866,092
                                                                        ----------------
                   UTILITIES  1.2%
         490,000   Verizon Communications                                     17,904,600
                                                                        ----------------
                   TOTAL COMMON STOCKS  97.4%                              1,447,268,011
                   SHORT TERM INVESTMENTS  2.8%
      10,651,734   First American Prime Obligation Fund Class I               10,651,734
      30,674,366   Merrill Lynch Institutional Money Market Fund              30,674,366
                                                                        ----------------
                                                                              41,326,100
                                                                        ----------------
                   TOTAL INVESTMENTS  100.2%                               1,488,594,111
                   OTHER ASSETS AND LIABILITIES (NET)  -0.2%                  (3,297,066)
                                                                        ----------------
                   NET ASSETS  100%                                     $  1,485,297,045
                                                                        ================

*Non-income producing

STATEMENT OF NET ASSETS                                        AT MARCH 31, 2004

ASSETS
Investments at market value (cost $1,024,320,367)                                  $  1,447,268,011
Cash                                                                                     41,326,100
Dividends receivable                                                                      1,809,990
Receivables for securities sold, not yet delivered                                          520,735
Prepaid expense                                                                              63,793
                                                                                   ----------------
                                                                                      1,490,988,629

LIABILITIES
Accrued management fee                                             $     724,993
Accrued custodian and transfer agent fee                                 126,842
Payable for securities purchased, not yet received                     4,839,749          5,691,584
                                                                   -------------   ----------------

NET ASSETS
Equivalent to $63.87 per share on 23,255,453 shares outstanding                    $  1,485,297,045
                                                                                   ================

STATEMENT OF CHANGES IN NET ASSETS     FOR THE THREE MONTHS ENDED MARCH 31, 2004

NET ASSETS, December 31, 2003                                                      $  1,307,763,131
Net investment income, per statement below                         $   5,488,729
Distribution to shareholders                                                 (11)         5,488,718
                                                                   -------------
Fund shares issued and repurchased:
  Received for 2,213,757 shares issued                               137,737,576
  Paid for 431,088 shares repurchased                                (26,816,605)       110,920,971
Increase in unrealized net appreciation of investments                                   53,886,352
Net gain realized from sales of securities                                                7,237,873
                                                                                   ----------------
NET ASSETS, March 31, 2004                                                         $  1,485,297,045
                                                                                   ================

STATEMENT OF NET INVESTMENT INCOME     FOR THE THREE MONTHS ENDED MARCH 31, 2004

INVESTMENT INCOME
Dividends                                                                          $      7,996,711
Other income                                                                                     67
                                                                                   ----------------
                                                                                          7,996,778

EXPENSES
Management fee (Note A)                                            $   2,080,235
Fees and expenses of custodian, transfer agent and
  dividend disbursing agent (Note A)                                     228,284
Legal and auditing fees and expenses                                       9,321
Insurance                                                                  6,587
Other Fees and Expenses                                                  183,622          2,508,049
                                                                   -------------   ----------------
NET INVESTMENT INCOME                                                              $      5,488,729
                                                                                   ================

NOTE A: The investment management fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment management fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The management fee is computed each month at an annual rate of 0.60% based on the Fund's average daily net assets. The transfer agent fee was paid to U.S. Bancorp Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received no compensation as there were no meetings scheduled during this three month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the three months ended March 31, 2004 aggregated $126,275,096 and $10,455,157, respectively.

                                 MAIRS AND POWER
                                GROWTH FUND, INC.

                                 A NO-LOAD FUND
            W1520 First National Bank Building, 332 Minnesota Street,
                         St. Paul, Minnesota 55101-1363
   Investment Manager: 651-222-8478       Shareholder Information: 800-304-7404
                              www.mairsandpower.com

   SUMMARY OF FINANCIAL INFORMATION

   This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                               PER SHARE
                                                 --------------------------------------
                                                             DISTRIBUTIONS   DIVIDENDS
                                                              OF REALIZED     FROM NET
                     SHARES        TOTAL NET     NET ASSET    SECURITIES     INVESTMENT
       DATES       OUTSTANDING       ASSETS        VALUE         GAINS         INCOME
   -------------   -----------   -------------   ---------   -------------   ----------
   Dec. 31, 1984     1,744,138      17,304,204      9.92         0.38           0.23
   Dec. 31, 1985     1,713,476      21,553,457     12.58         0.43           0.23
   Dec. 31, 1986     1,787,700      22,235,453     12.44         1.37           0.20
   Dec. 31, 1987     1,828,278      19,816,097     10.84         1.15           0.24
   Dec. 31, 1988     1,858,078      20,630,251     11.11         0.61           0.21
   Dec. 31, 1989     1,733,168      22,630,081     13.06         0.92           0.22
   Dec. 31, 1990     1,734,864      22,501,587     12.97         0.35           0.21
   Dec. 31, 1991     1,808,046      31,440,529     17.39         0.79           0.20
   Dec. 31, 1992     1,913,628      34,363,306     17.96         0.58           0.20
   Dec. 31, 1993     2,012,570      39,081,010     19.42         0.61           0.22
   Dec. 31, 1994     2,128,038      41,889,850     19.69         0.49           0.33
   Dec. 31, 1995     2,490,650      70,536,880     28.32         0.76           0.28
   Dec. 31, 1996     4,322,492     150,161,759     34.74         0.70           0.36
   Dec. 31, 1997     9,521,030     412,590,619     43.34         0.96           0.39
   Dec. 31, 1998    12,525,664     580,460,523     46.34         0.68           0.36
   Dec. 31, 1999    11,771,794     546,836,085     46.46         2.74           0.47
   Dec. 31, 2000    10,891,038     581,668,419     53.41         4.82           0.55
   Dec. 31, 2001    12,490,964     679,026,689     54.36         2.00           0.51
   Dec. 31, 2002    17,263,254     850,301,939     49.26         0.24           0.45
   Dec. 31, 2003    21,472,784   1,307,763,131     60.90         0.77           0.53
   Mar. 31, 2004    23,255,453   1,485,297,045     63.87            -              -

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

   THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED MARCH 31, 2004)
                                 ARE AS FOLLOWS:

     1 YEAR: +36.0%%            5 YEARS: +12.8%            10 YEARS: +17.8%

    PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE
                             OF FUTURE PERFORMANCE.
    THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE
     SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
         THAN THEIR ORIGINAL COST. THE TOTAL RETURNS DO NOT REFLECT THE
                             DEDUCTION OF TAXES THAT
 A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                             OFFICERS AND DIRECTORS

      George A. Mairs, III, President
      Jon A. Theobald, Secretary
      Peter G. Robb, Vice-President
      Lisa J. Hartzell, Treasurer

      William B. Frels, Director
      Edward C. Stringer, Director
      Norbert J. Conzemius, Director
      Charlton Dietz, Director
      Charles M. Osborne, Director